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                                   EXHIBIT 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


Carrollton Bancorp
Baltimore, Maryland


         We hereby consent to the use in this annual report on Form 10-KSB of our report, dated February 11, 1999, on the consolidated financial statements of Carrollton Bancorp and Subsidiary appearing in the annual report.


                                             /s/  Rowles & Company, LLP
                                             --------------------------


Baltimore, Maryland
March 29, 1999









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